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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration Statement No.
33-71286, No. 33-51377, No. 33-38501, and No. 33-29801 on Forms S-3, and No.
33-61035 and No. 33-39873 on Form S-8 of Cascade Natural Gas Corporation, of our reports dated November 7, 1997, appearing in this Annual Report on Form 10-K of Cascade Natural Gas Corporation for the year ended September 30, 1997.

DELOITTE & TOUCHE LLP

Seattle, Washington
December 29, 1997